MATINAS BIOPHARMA

# Corporate Presentation

October 2022

# Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as "expects," "anticipates," "intends," "plans," "could," "believes," "estimates" and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under "Risk Factors" in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma's product candidates are all in a development stage and are not available for sale or use

# Lipid Nanocrystal (LNC) Platform: Clinically Validated Intracellular Delivery

*Next generation delivery - beyond LNPs and viral vectors*



## Extra-hepatic Targeting

- Primary component (phosphatidylserine) facilitates preferential cellular uptake
- Demonstrated uptake by phagocytes and cells with externalized PS
- Enables targeted extra-hepatic delivery in infection, inflammation and oncology
- Demonstrated delivery across the BBB



## Safe

- No evidence of immunogenicity
- No cytotoxicity
- Delivers high tissue concentrations of drug with low plasma levels
- No off-target toxicity observed to date



## Versatile

- Delivery of small molecules, proteins, nucleic acid polymers (ASOs, siRNA, DNA, mRNA), and vaccines - without membrane damage
- Multiple routes of administration (including oral)
- Improved stability and shelf-life

MATINAS BIOPHARMA

# What Are Lipid Nanocrystals (LNCs) and What Cargos Can They Deliver?

## LNC Structure



Calcium ($Ca^{2+}$) ions
Phosphatidylserine (PS) crystalline shell, engineered to self-assemble into nano-crystals in the presence of $Ca^{2+}$
Drug Cargo
Cochleate
Stable, phospholipid-calcium crystalline nanocrystals
Phosphatidylserine (PS)
50-500 nm

## Delivery of various APIs

- Small molecules
- Proteins / peptides
- siRNA
- ASOs
- DNA

# Phosphatidylserine Enables Intracellular Delivery

Normally, **PS** is confined to the inner layer (facing cytosol)



Phosphatidylserine (PS)


Cell membrane
Cytosol
Infection
Inflammation
Injury
Oncogenesis
Cell membrane
Cytosol

With "activation" **PS** moves from the inner layer to the outer layer (cell membrane)

*LNCs achieve effective intracellular delivery via <u>BOTH</u> phagocytosis and fusion.*

## LNC Delivery


Phagocytosis of nanocochleate
Macrophage
Nucleus
Endosome
Phosphatidylserine receptors

PS on the outer layer is an "eat-me" signal enabling phagocytosis


Nanocochleate
Nanocochleates
Cell membrane
Cytoplasm
Drug (e.g., siRNA)
Fusion of nanocochleate with cell membrane
Nucleus
Cell

PS on the outer cell membrane is also a precursor for cell-to-cell fusion

MATINAS BIOPHARMA

# With Uptake via both Phagocytosis and Fusion, LNCs Potentially Target a Wide Array of Cells & Tissues

## PHAGOCYTOSIS

**Initiated by binding of PS to PS receptors**

Macrophages readily engulf LNCs and their cargo into vesicles (endosomes)



Phagocytosis of nanocochleate
Macrophage
Nucleus
Endosome
Phosphatidylserine receptors

✓ DOCUMENTED UPTAKE

### PROFESSIONAL PHAGOCYTES

- ✓ Macrophages / monocytes
  - Neutrophils, dendritic cells

### NON-PROFESSIONAL PHAGOCYTES

- ✓ Fibroblasts, epithelial cells, endothelial cells

**LNC uptake mimics the uptake of enveloped viruses**

## FUSION

**Initiated by expression of PS on the surface of cells**

LNCs can fuse with cell membranes and deliver cargo molecules directly to the cytoplasm



Nanocochleates
Nanocochleate
Nucleus
Cell
Cell membrane
Cytoplasm
Drug (e.g., siRNA)
Fusion of nanocochleate with cell membrane

### INJURED CELLS

- ✓ Infection
- ✓ Inflammation
  - Axonal repair
  - [ Other Damage ]

✓ TUMOR CELLS

✓ HUMAN T CELLS

✓ OTHER ACTIVELY DIVIDING CELLS (including external pathogens)

PS=phosphatidylserine

MATINAS BIOPHARMA

# Unlocking the Full Potential of the LNC Platform

***Matinas is working internally and with third parties to push the boundaries of LNC delivery***

**Past**

*Oral Formulations of Anti-Infectives*

- MAT2203
- MAT2501

**Present**

*Intracellular Delivery of Nucleic Acids*

- siRNA
- ASO
- mRNA
- DNA

**Future**

*Broad Therapeutic Applications*

**Infection**
- Anti-infectives
- Antivirals

**Immune Rx**
- Vaccines
- Immune tolerance

**Pulmonary**
- Acute/chronic respiratory diseases

**Oncology**
- Hematologic & solid tumor malignancies

**Inflammation**
- Neuro-inflammatory diseases
- Autoimmune diseases
- Acute/chronic Inflammatory diseases

**Fibrosis**
- Organ fibrosis
- Wound healing

# LNCs: The Next Generation of Intracellular Nucleic Acid Delivery





| | Lipid Nanocrystals (LNCs) | Lipid Nanoparticle (LNP) | Adeno-Associated Virus (AAV) |
|---|---|---|---|
| Oral Dosing | ✓ 2 Proven Assets | ✗ Not Orally Available | ✗ Not Orally Available |
| Targeting | ✓ Phagocytes & activated cells | ✗ RES, spleen, liver uptake | ✗ (grey) Local delivery to eye and CNS |
| Payload size | ✓ > 11 kb genomes | ✓ No practical limits | ✗ < 5 kb genomes |
| Safety / Redosing | ✓ Non-immunogenic platform | ✗ (grey) Anti-PEG allergy can limit redosing | ✗ Genome integration; limited redosing |
| Stability | ✓ mRNA stable for 4 months at room temp. | ✗ Cold chain with limited shelf life | ✗ Cold chain required |

MATINAS BIOPHARMA

# Matinas' Pipeline and Discovery Programs: Internal and Collaborative

| Program | Indication | Discovery | Preclinical | Phase 1 | Phase 2 | Phase 3 | Collaborators |
|---|---|---|---|---|---|---|---|
| MAT2203<br>LNC-Amphotericin B<br>(oral) | *Cryptococcal Meningitis* | *Phase 3 to Commence Q1 2023* (Internal, through Phase 2) | | | | | NIH |
| | *Invasive Fungal Infections* | *In vivo studies ongoing* (Internal, through Preclinical) | | | | | |
| MAT2501<br>LNC-Amikacin<br>(oral) | *Non-tuberculous mycobacteria (NTM)* | *Phase1 SAD Study* (Internal, through Phase 1) | | | | | Cystic Fibrosis Foundation |
| LNC-Remdesivir<br>(oral) | *SARS-COVID19* | Joint, through Preclinical | | | | | Gilead, NIH |
| LNC-ASO | *Undisclosed* | Joint, Discovery | | | | | Genentech<br>A Member of the Roche Group |
| LNC-small molecule | *Undisclosed* | Joint, Discovery | | | | | Genentech |
| LNC-Fab fragment | *Undisclosed* | Joint, through Preclinical | | | | | Genentech |
| LNC-mRNA | *Vaccines* | Joint, Discovery | | | | | BioNTech |
| Internal platform programs<br>(LNC nucleic acids) | *Undisclosed* | *mRNA, DNA Plasmids, Oligos* (Internal, Discovery) | | | | | |

*Internal Programs* *Joint Programs*

MATINAS BIOPHARMA

# MAT2203

## ORAL AMPHOTERICIN B

*Phase 3 to Commence Q1 2023*



# MAT2203: Unmet Medical Need in Invasive Fungal Infections


Available systemically and orally
Cost-effective
Potent - Fungicidal
THE IDEAL ANTIFUNGAL AGENT
Penetrates well into infected tissues
Well-tolerated and safe
Minimal drug-drug interactions
Low propensity for resistance

**MAT2203 is a promising potential therapeutic option**
for the treatment of multiple serious and life-threatening fungal infections

MATINAS BIOPHARMA

# MAT2203: A Novel Approach with a Proven Therapeutic Agent

## MAT2203

Oral amphotericin B formulation utilizing LNCs

Initial indication in cryptococcal meningitis

Efficient intracellular delivery to immune cells and delivery directly to infected tissues

### IMPROVED PROFILE

LNC formulation enables oral administration, bioavailability and **improved nephrotoxicity** over IV amphotericin

Demonstrated ability to **cross the blood-brain barrier (BBB)** with an oral therapy

### POTENTIAL CLINICAL IMPACT

Potential to **expand the use of amphotericin B** beyond treatment of CM to other invasive infections and prophylaxis for immunocompromised (IC) patients

**Orphan Drug Designation (ODD) + 4 Qualified Infectious Disease (QIDP) and Fast Track Designation**

# Cryptococcal Meningitis Is a Severe Fungal Infection with High Mortality

## Deadly invasive fungal infection of the brain

Typically affects immunocompromised individuals

**10-20%**
of all HIV-related deaths

**7,200**
Estimated incidence in US and E5 combined





**180,000**
deaths per year worldwide

**Mortality VERY HIGH**

**30%**
with best current standard-of-care Rx

**70%**
in areas without highest levels of care

### TREATMENT ALGORITHM

**Induction:**
IV amphotericin B (either liposomal Ambisome™ or Amphotericin B deoxycholate) + flucytosine (5FC) for 1-2 weeks

**Consolidation:**
fluconazole for 8-12 weeks

### MAJOR CHALLENGES

- High mortality
- Complex, resource-intense regimens requiring daily administration of IV amphotericin B
- Treatment-associated renal toxicity limits options

# MAT2203: EnACT, a Successful Phase 2 Study

| EnACT | | INDUCTION (2 WEEKS) | | EARLY CONSOLIDATION (4 WEEKS) |
|---|---|---|---|---|
| ✓ | COHORT 1 (n=10) | IV AMB[1]<br>5 days | MAT2203 2.0 g/day<br>10 days | MAT2203 + Fluconazole 1.5 g/day |
| ✓ | COHORT 2 (n=40) | IV AMB<br>2 days | MAT2203 1.8 g/day<br>13 days | MAT2203 + Fluconazole 1.2 g/day |
| ✓ | COHORT 3 (n=10) | MAT2203 1.8 g/day<br>5 days | IV AMB<br>10 days | MAT2203 + Fluconazole 1.2 g/day |
| ✓ | COHORT 4 (n=40) | MAT2203 1.8 g/day<br>15 days | | MAT2203 + Fluconazole 1.2 g/day |
| | SoC Control (control group for each cohort) | IV AMB +5FC[2]<br>7 days | Fluconazole 1.2 g/day<br>7 days | Fluconazole 0.8 g/day |

- **Enrollment COMPLETE**

**56/56 patients; follow-up ongoing**

1. IV AMB = intravenous amphotericin B
2. Flucytosine

**PRIMARY ENDPOINT:**

Early Fungicidal Activity (EFA) > 0.20

**KEY SECONDARY ENDPOINTS:**

Sterilization of CSF cultures,
Prevention of relapse (no breakthroughs),
Survival at 18 weeks, and Demonstrated safety

MATINAS BIOPHARMA

# EnACT : Cohort 2 Results (Phase 3 Design Replicates Cohort 2)

## *EnACT Clinical Data Validates the Use of the LNC Platform to Enable Oral Administration and Overcome Toxicity*

**Exceeded the primary endpoint threshold**

- EFA for MAT2203 was 0.42 (95% CI 0.29 to 0.55)

**All patients completing induction achieved CSF sterility**

- 97% for patients receiving MAT2203
- 76% for patients receiving SOC

**No breakthrough Infections**

- Over 10 weeks, no patients showed breakthrough infections post MAT2203 treatment

**"Early Survival" at Day 30**

- 98% for patients receiving MAT2203
- 88% for patients receiving IV Ampho (SOC)

**MAT2203 was safe and well-tolerated over 6 weeks of treatment**

- Repeat dosing showed no renal toxicity or electrolyte abnormalities
- No discontinuations due to AEs nor MAT2203-related SAEs

MATINAS BIOPHARMA

# CSF Early Fungicidal Activity $log_{10}$ CFU /mL CSF/day



ENACT EFA Comparisons
Historical Fluconazole Monotherapy
N=50
Historical, Fluconazole + 5FC
N=182
Concurrent Controls (Cohorts 1–4)
N=33
MAT2203 (Cohort 2)
N=37
Current MAT2203 (Cohort 4*)
N=28
0.0
0.2
0.3
0.4
0.5
0.6
0.7
0.8
Mean EFA With 95% CI

Treatment EFAs > *0.2* are associated with *lower mortality and improved clinical outcomes*.

Beyond a *0.2* threshold, no incremental benefits have been observed.[1]

[1] *Clin Infect Dis.* 2020;71(5):e45-49

* Interim data, clinical data collection ongoing.

MATINAS BIOPHARMA

# Cohort 2 and Cohort 4 Key Secondary Efficacy Endpoint: Survival


MAT2203 Cohort 2
MAT2203 Cohort[1] 4
SoC
Survival (%)
100
80
60
40
20
0
98
95
95
98
93
88
95
90
85
90
90
85
90
90
85
Week 2
Primary Endpoint
(Phase 3)
Week 4
Week 6
Week 10
Secondary Endpoint
(Phase 3)
Week 18
n/N=
39/40[2] 38/40 38/40
39/40[2] 37/40* 35/40
38/40[2] 36/40* 34/40
36/40[2] 36/40* 34/40
36/40[2] 36/40* 34/40

1. Combined SoC Cohorts 1 through 4.
2. Patient 110554 died on Day 2 while on IV AMB and did not receive a full daily dose on MAT2203.
* Interim data, clinical data collection ongoing
Abbreviations: SoC=standard of care.

# Cohort 4 Examples of Noteworthy Antifungal Activity in Patients with High Baseline Counts

**1** Treatment: Intervention

| QCC Result (CFU/mL) | 715,000 | 120,000 | 2550 | 705 |
|---|---|---|---|---|
| VISIT DAY | Screening | Day 4 | Day 7 | Day 14 |

**2** Treatment: Intervention

| QCC Result (CFU/mL) | 100,000 | 42,500 | 40 |
|---|---|---|---|
| VISIT DAY | Screening | Day 8 | Day 12 |

**3** Treatment: Intervention

| QCC Result (CFU/mL) | 330,000 | 7400 | 2650 |
|---|---|---|---|
| VISIT DAY | Screening | Day 8 | Day 12 |

**4** Treatment: Intervention

| QCC Result (CFU/mL) | 915,000 | 35,000 | 125 |
|---|---|---|---|
| VISIT DAY | Screening | Day 8 | Day 12 |

# EnACT Cohorts 2 and 4 Summary

## MAT2203 EnACT Phase 2 Trial

### Cohorts 2 and 4 EXCEEDED primary endpoint threshold

- Potent antifungal activity (EFAs>0.20) when administered as part of a step-down and all-oral treatment regimen for cryptococcal meningitis through 6 Weeks of treatment

### Positive impact on overall survival at all timepoints

- 90%+ survival across cohorts
- Key endpoint for the upcoming Phase 3 registration trial

### Favorable safety and tolerability data support longer-term use of MAT2203 with no evidence of renal toxicity seen with 6 weeks of oral MAT2203 treatment

- Supports ability to treat with an AmB product for longer treatment duration than has been feasible to date

- Data provide confidence for Phase 3 program in Cryptococcal Meningitis
- Data provide additional evidence to potentially support the use of this safe and targeted delivery of AMB for the treatment of other severe and life threatening invasive fungal infections such as mucormycosis and aspergillosis which require longer-term antifungal treatment

# Phase III Pivotal Study Design – To Initiate Q1 2023

**Assess MAT2203 as step-down therapy after 2 days of IV AMB for the Treatment of Cryptococcal Meningitis**
**Validate results observed in EnACT**
Randomized 1:1:1 ratio to 1 of 2 MAT2203 arms or SoC



SCREENING
TREATMENT
N=~270
R
MAT2203 Induction/ Consolidation n = 90
IV AMB
MAT 2203 1800 mg/day
MAT 2203 1200 mg/day
5 FC
Fluconazole 800 mg/day
MAT2203 Induction/SOC Consolidation n = 90
IV AMB
MAT 2203 1800 mg/day
Fluconazole 800 mg/day
5 FC
SOC Induction/ Consolidation n = 90
IV AMB
Fluconazole 1200 mg/day
Fluconazole 800 mg/day
5 FC
STUDY VISITS
0
DAY 2
WEEK 1
WEEK 2
WEEK 6
WEEK 10

- ~270 participants
- 4 sites in Uganda
- Study Initiation Q1 2023
- NDA Filing H1 2025

**PRIMARY ENDPOINT:**
All-cause mortality at 2 weeks

**Key Secondary Efficacy Endpoint:**
Survival time through 10 weeks without *Cryptococcus* culture-positive relapse of meningitis

**Other Secondary Endpoints include:**
- Incidence of Grade 3-5 lab AEs
- Rate of CSF Cryptococcus clearance (EFA)
- CSF culture sterility (cumulative incidence over 10 weeks)
- 10-week survival time
- Use of rescue/additional IV AMB beyond scheduled use

MATINAS BIOPHARMA

# Value Proposition for MAT2203

## Oral Administration

enables earlier release

from hospital or avoidance of home infusion

+

## Lack of Nephrotoxicity

enables longer treatment duration

supported by oral administration

## LIFE CYCLE MANAGEMENT

**Cryptococcal Meningitis** → **Invasive Fungal Infections** *Aspergillosis, candidiasis, mucormycosis, endemic mycoses* → **Prophylaxis in Transplant Patients**

VALUE →

## Overall Development Strategy:

**Cryptococcal meningitis is a gateway indication, with plans to secure multiple orphan indications including IFI and prophylaxis**

IFI Phase 3 study start projected for 2H 2023

# MAT2203: Potential for Treating Mucormycosis

| Mucormycosis (Black Fungus) | A life-threatening infection commonly caused by Rhizopus species, seen in immunocompromised patients, with mortality rates >50% to 100% |
|---|---|

Current Approved Rx
- Amphotericin B
- Isavuconazole

- MAT2203 demonstrated *in vitro* killing activity ***5-10-fold higher than AmBisome®*** against two clinical isolates of *R. delemar* and *M. circinelloides* activity
- MAT2203 demonstrated *in vivo* efficacy in treating *R. delemar* or *M. circinelloides* pulmonary infection in immunosuppressed mice
  - Prolonged median survival time
  - Enhanced overall survival
  - Reduced tissue fungal burden of target organs
- *In vivo* efficacy of MAT2203 was equivalent to the efficacy shown by the current standard of care (AmBisome®)

MICs in *R. delemar*



MAT2203
LAMB
mg/L
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0
0.0016
0.0156
0.0081
0.0315
MIC50 (µg/mL)
MIC90 (µg/mL)

Survival in *R. delemar*



Percent Survival
100
80
60
40
20
0
0
3
6
9
12
15
18
21
Days Post Infection
P<0.0001
P=0.0001
P=0.012
P=0.013
Placebo
MAT2203 5 mg/kg qd
MAT2203 7.5 mg/kg bid
MAT2203 15 mg/kg qd
MAT2203 15 mg/kg bid
MAT2203 45 mg/kg qd
LAMB 10 mg/kg IV
Uninfected

Lung and Brain Fungal Knockdown in *R. delemar*



Lung
Log10 Spores equ/g Tissue
0.001
0.01
0.09
Placebo
MAT 15 mg/kg qd
LAMB 10 mg/kg
Brain
<0.0001
0.0009
0.05
Placebo
MAT 15 mg/kg qd
LAMB 10 mg/kg

MATINAS BIOPHARMA

# MAT2203: Addressing a $550M+ Market with Active Regional and Global Pharma


MAT2203
Planned LCM expected to reach $500M-$750M in US Revenue

Cryptococcal Meningitis

Invasive fungal infections

Prophylaxis in IC patients

## Comparable Deals

**CIDARA THERAPEUTICS / mundipharma** — September 2019

Cidara licenses ex-US / ex-Japan rights of rezafungin to Mundipharma

Upfront: $30M w/ $9M equity
Milestones: Co-development funding

Total Deal Value: Potentially $568M+

**SCYNEXIS / HANSOH PHARMA** — February 2022

Scynexis licenses Greater China rights of Ibrexafungorpis to Hansoh

Upfront: $10M
Milestones: $112M in regulatory / commercial milestones, plus royalties

Total Deal Value: $122M

**F2G / SHIONOGI** — May 2022

F2G licenses Asia & Europe rights of olorofim to Shionogi

Upfront: $100M
Milestones: $380M in regulatory / commercial milestones, plus royalties and shared dev. costs

Total Deal Value: $480M

**CIDARA THERAPEUTICS / melinta therapeutics** — July 2022

Cidara licenses US rights of rezafungin to Melinta

Upfront: $30M
Milestones: $60M in regulatory, $370M in commercial, plus royalties

Total Deal Value: $480M

# MAT2501

## & ONGOING PARTNERSHIP PROGRAMS



# MAT2501: NTM Program Overview and SAD Topline Results



- NTM organisms are a frequent cause of challenging pulmonary infections, especially in patients with pre-existing inflammatory lung diseases such as cystic fibrosis
- LNC formulation enables oral administration, bioavailability and potentially eliminates oto-& nephron-toxicity, both of which are significant risks with the current standard of care, IV amikacin

## Single Ascending Dose (SAD) PK Study Topline Results

QIDP & ODD potentially provide 12+ years exclusivity upon approval

Accelerated with $4.5M Cystic Fibrosis Foundation award

- Results confirmed earlier findings with legacy formulation at the same doses (200, 400, 800) with an additional higher dose (1000 mg; fasted/fed) tested in this study
- No SAEs or study discontinuations (only dose-related adverse event was diarrhea (mild to moderate))
- No evidence of ototoxicity or renal toxicity
- Rapid absorption with oral administration ($T_{max}$ 2 hours)
- Dose-proportional increases in exposure
- Exposure significantly lower compared with IV administered amikacin, expected to translate to better safety profile

MATINAS BIOPHARMA

# LNC-remdesivir: *In vivo* Assessment of Efficacy Against SARS-CoV-2

GILEAD

In mice infected with SARS-CoV-2, oral LNC-Remdesivir reduced viral lung titers (beginning on Day 2), improved congestion scores, and mitigated weight loss



Percent Starting Weight
110
100
90
80
70
0
1
2
3
4
5
Days Post Infection
Congestion Score
5
4
3
2
1
0
Day 5
Day 2
Day 5
Day 5
Day 2
Day 5
Uninfected
Infected Untreated
SQ Remdesivir
Oral LNC Remdesivir
Lung Titer (Log PFU/lobe)
$10^8$
$10^7$
$10^6$
$10^5$
$10^4$
$10^3$
$10^2$
$10^1$
Day 2
Day 5
Uninfected Control
Infected, Untreated Control
SQ Remdesivir 25 mg/kg BID
Oral LNC-Remdesivir 30 mg/kg BID

MATINAS BIOPHARMA

# LNC-mRNA: Exclusive Research Collaboration with BioNTech

**Focused on mRNA and certain other nucleic acids**

- $2.75 million upfront exclusive access fee plus research funding
- Ongoing license agreement negotiations
- BioNTech's mRNA vaccine development expertise combined with Matinas' LNC delivery platform
- Builds on Matinas' extensive prior preclinical *in-vitro* vaccine work with LNC formulations of proteins, peptides and DNA plasmids

  Oral bioavailability and enhanced stability

  Non-immunogenic transfection

  Able to elicit strong humoral and cellular immunity

# Expanding LNC Intellectual Property Portfolio

*Continuingly increasing our patent suite to increase protection and exclusivity*

MAT2203 & 2501 potentially entitled to 12+ years of exclusivity (QIDP & ODD status)

Global Platform IP base protection out to 2037 with 20 patents issued in last 5 years

**Strong IP & Regulatory Designations**

MATINAS BIOPHARMA

# Experienced Leadership Team

## Executive Team



**Jerome D. Jabbour, J.D.**
Chief Executive Officer
Reliant Pharmaceuticals



**Thomas J. Hoover, MBA**
Chief Business Officer
Millendo Therapeutics, sunovion, gsk



**Theresa Matkovits, Ph.D.**
Chief Development Officer
Novartis, nps pharmaceuticals, The Medicines Company



**James J. Ferguson, M.D.**
Chief Medical Officer
Amgen, The Medicines Company, AstraZeneca



**Keith A. Kucinski, CPA, MBA**
Chief Financial Officer
PAR Pharmaceutical, barr Pharmaceuticals, Inc



**Hui Liu, Ph.D., MBA**
Chief Technology Officer
Allergan, Alcon, Seqirus A CSL Company



**Raphael J. Mannino, Ph.D.**
Chief Scientific Officer
biodelivery sciences, Rutgers Robert Wood Johnson Medical School

## Board of Directors

**Eric J. Ende, MD, MBA**
Chairman of the Board
genzyme A Sanofi Company, Merrill A Bank of America Company

**Herbert Conrad**
Director
Pharmasset, Celldex therapeutics, Roche, Reliant Pharmaceuticals

**James. S. Scibetta**
Director
ImmuneID, Pacira Pharmaceuticals, Inc., Maverick Therapeutics

**Kathryn P. Corzo**
Director
bit.bio, Takeda, Sanofi

**Natasha Giordano**
Director
PLx Pharma Inc., Xanodyne pharmaceuticals, inc.

**Matthew A. Wikler, MD, MBA**
Director
The Medicines Company, FDA

**Jerome D. Jabbour, J.D.**
CEO
Reliant Pharmaceuticals

MATINAS BIOPHARMA

# Matinas Has Executed on Multiple Milestones...... With More to Come

| | 1H 2022 Milestones & Catalysts | 2H 2022 and Beyond Milestones & Catalysts |
|---|---|---|
| MAT2203 | ☑ FDA approval on Phase 3 of EnACT<br>☑ Initiate preclinical studies in *C. auris* and *mucormycosis*<br>☑ Data available from Phase 1 SAD study in healthy volunteers | ☑ Feedback from EMA (ODD and Scientific Advice)<br>☑ PoC data from preclinical studies in *mucormycosis*<br>☑ Interim topline data from Cohort 4 of EnACT (all oral regimen) October 2022<br>Initiate Phase 3 confirmatory study for treatment of CM (Q1 2023)<br>Potential Global or Regional Commercialization partner |
| LNC Platform & Collaborations | ☑ Initiate & receive data from 2nd *in vivo* study of oral LNC-RDV (sponsored by NIAID/Gilead)<br>☑ *In vivo* & *in-vitro* studies with mRNA, DNA, oligonucleotides<br>☑ Nucleic acid research collaboration with large pharma | Potential BioNTech License Agreement & expansion of established research collaboration<br>Potential additional platform collaborations |

MATINAS BIOPHARMA

MATINAS BIOPHARMA

Matinas BioPharma Holdings
(NYSE AMER: MTNB)
1545 Route 206 South
Suite 302
Bedminster, NJ 07921
(908) 484-8805
www.matinasbiopharma.com